Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 4 TO INGOT SUPPLY AGREEMENT

THIS AMENDMENT NO. 4 INGOT SUPPLY AGREEMENT (This "Amendment No. 4") is made this 5th day of  July 2011 ("Effective Date") by and between Woongjin Energy Co., Ltd., a company organized and existing under the laws of the Republic of Korea with its office located at 1316 GwanPyeong-Dong, YuSung-Gu, DaeJeon, Korea (“Supplier”), SunPower Corporation, a company organized under the laws of the State of Delaware, United States of America, with its principal office located at 3939 North First Street, San Jose, California 95134, United states of America (“SunPower”), and SunPower Philippines Manufacturing Limited, a Cayman Islands business and wholly owned subsidiary of SunPower, with a branch office at 100 East Main Avenue, Phase 4, Special Economic Zone, Laguna Techno Park, Binan, Laguna, Philippines 4024 (together with SunPower, “Purchaser”).  Each of Supplier and Purchaser is sometimes referred to herein as a "Party" and collectively, as the "Parties".  Capitalized terms used in this Amendment No. 4 and not defined herein shall have the meaning given to such terms in the Agreement (as hereinafter defined).

RECITALS

(a)        Supplier and Purchaser are parties to that certain Ingot Supply Agreement, dated as of December 22, 2006, as amended on August 4, 2008, August 1, 2009 and February 1, 2011 (the "Agreement"), pursuant to which Supplier agreed to manufacture and sell to Purchaser, and Purchaser agreed to purchase from Supplier, certain SP Polysilicon Based Products.

(b)        The Parties desire to amend the Agreement to amend Ingot pricing and to amend certain other terms and conditions thereof.

           NOW THEREFORE, in consideration of the promises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.          Buyer hereby agrees to target purchase of ***MT Ingot (including wafer) in 2011.

2.          Schedule 3.1(a) of the Agreement is hereby amended and restated as follows:

Schedule 3.1(a)

The purchase price for SP Polysilicon Based Products per kilogram shall be $***/kg

If the official foreign ***-day average currency exchange rate, as published by the Wall Street Journal, falls below *** South Korean Won to $1US, the Parties shall negotiate in good faith a mutually acceptable adjustment to the pricing set forth above.

If Purchaser receives a bona fide offer from a third party, who is qualified to satisfy Purchaser’s applicable specifications, for the supply of similar products at a price equal to or less than ***% of the applicable purchase price under this Agreement, Purchase shall deliver notice to Supplier and the parties shall negotiate in good faith to reduce the applicable purchase price under this Agreement, which price adjustment shall become effective *** days following delivery of Purchaser’s notice initiating negotiations for price reductions.  If the parties are unable to reach agreement regarding a reduced price for the remainder of the contract term, Supplier may elect, within *** days of receiving notice of the third party’s proposal, to reduce the applicable purchase price for the same quantity of product as proposed by the third party.  If Supplier is unwilling to sell such quantity of product to Purchaser at the same price as the third party, Purchaser, in its sole and absolute discretion, may reduce its outstanding obligation to purchase such products from Supplier

***  CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

by the quantity offered by the third party during the applicable time period and instead purchase such products from the third party.

3.          This Amendment No. 4 is effective from July 5, 2011 until Dec. 31, 2016, or if earlier, until further amended by the parties.

4.          All other provisions of the Agreement, except as specifically amended or waived hereby, shall remain in full force and effect and are incorporated herein.

5.          If any part of this Amendment No. 4 or the Agreement as amended herein is found to be void or unenforceable for any reason, the remainder of this Amendment No. 4 and the Agreement as amended hereunder, shall be enforced, to the fullest extent possible, as if such void or unenforceable provision was not part of this Amendment No. 4.

6.         This Amendment No. 4 may be executed in one or more counterparts, each of which shall be deemed to be an original and shall constitute one and the same instrument.  This Amendment No. 4 may be executed by facsimile, and each such facsimile signature shall be deemed to be an original.

IN WITNESS THEREOF, the Parties hereto, intending to be legally bound, have executed this Amendment No. 4 as of the date first written above.

WOONJIN ENERGY CO., LTD			SUNPOWER CORPORATION

By:	/s/ Hakdo Yoo	By:	/s/ Paul Charrette
Name:	Hakdo Yoo	Name:	Paul Charrette
Title:	CEO	Title:	VP, Strategic Procurement
Date:	8/11/18	Date:	8/21/11

SUNPOWERPHILIPPINES MANUFACTURING LIMITED

By:	/s/ Paul Charrette
Name	Paul Charrette
Title	VP, Strategic Procurement
Date:	8/21/11